UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Cracker Barrel Old Country Store, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Investor Contact:	Lawrence E. Hyatt, Senior Vice President and Chief Financial Officer
(615) 235-4432
Mark Harnett, MacKenzie Partners, Inc.
(212) 929-5877

Media Contact:	Julie K. Davis, Senior Director, Corporate Communications
(615) 443-9266
Ruth Pachman, Kekst and Company
(212) 521-4891

CRACKER BARREL LETTER TO SHAREHOLDERS ASKS FOR VOTE AT ANNUAL

MEETING IN SUPPORT OF BUSINESS PROGRESS AND MOMENTUM

Informs Shareholders of Endorsement of Company Nominees by ISS and Egan-Jones

LEBANON, Tenn., December 12, 2011— Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) (Nasdaq: CBRL) today sent the following letter to its shareholders, asking them to support the Company’s nominees and allow the newly revitalized Board and management team to continue to focus on the Company’s new strategic initiatives, which are delivering improved financial performance, business momentum and increased shareholder value.

Text of Letter from Ms. Cochran to Cracker Barrel Shareholders dated December 12, 2011:

December 12, 2011

Dear Cracker Barrel Shareholders:

As the December 20th Cracker Barrel Annual Meeting approaches, you are faced with an important decision that we believe will affect the future of your Company – and the value of your investment. I am asking you to vote today, on the WHITE proxy card, to elect all of the Company’s nominees to the Board of Directors.

In recent weeks, I have met with many of you, and I appreciate the time and support you have given us. We continue to focus on our six strategic initiatives, which we believe will continue to translate into tangible results through improved financial performance – despite the unstable economic environment. As management and directors, we are excited about these results and

- MORE -

Cracker Barrel Letter to Shareholders Asks for Vote at Annual Meeting in Support of Business Progress and Momentum

December 12, 2011

about the new energy and excellent teamwork exhibited by our recent additions to management and the Board. In these tough economic times, we believe it is critical to stay focused on our strategic initiatives, and allow our cohesive, revitalized Board to continue our progress and our history of delivering superior long-term shareholder returns.

Proxy Advisory Firms’ Recommendations

We are also very pleased to report that both Institutional Shareholder Services and Egan-Jones Proxy Services last week recognized our performance and progress and have recommended that shareholders vote FOR all of those nominated by the Company to the Board, and NOT elect Sardar Biglari.

In its report, ISS said, “In aggregate, the company’s key performance trends, careful executive succession process, and current board renewal efforts strongly suggest that the dissident’s arguments are poorly founded, and that there is not a compelling need for shareholders to effect board change at this time. Shareholders should vote FOR the management slate of nominees on the WHITE card.” 1

In addition, ISS made the following compelling points:

•

“Corporate operating margin and operating income have improved in the past two fiscal years; revenue has grown without degrading gross margin through pricing incentives; SG&A has actually fallen as a percentage of revenue….”

•	“Return on invested capital, as one primary measure of the wisdom of the board’s capital allocation decisions, is substantially higher than peer mean or median.”

•

“...[I]t is particularly meaningful that the company has spent the past two years implementing a thoughtful executive succession plan which introduced a new CEO and CFO with significant prior experience in those roles at other companies, and which gave the incoming CEO – who was new to the industry – two years’ experience in the key operating positions of CFO and COO before electing her to the top executive role in September. This was neither a kneejerk reaction to the dissident’s campaign nor a belated recognition that someone had been asleep at the wheel; it was a two-year process which coincided with the beginning of the company’s recovery on key operating metrics, and which shareholders should reasonably expect to produce stronger performance in the near as well as the long term.”

Since we launched our six strategic initiatives, we have reported sequential year-over-year improvements in comparable restaurant and retail sales every month. During that time, our shares have gained 24.8 percent, compared to only a 10.5 percent increase for the S&P 600 Restaurant Index. On Thanksgiving Day, we had the highest restaurant sales of any day in our Company’s history.

[1]	Permission to use quotes from the ISS report was neither sought nor obtained.

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Cracker Barrel Letter to Shareholders Asks for Vote at Annual Meeting in Support of Business Progress and Momentum

December 12, 2011

We believe that Cracker Barrel is on the right track.

Allow Us To Continue Our Progress by Rejecting Biglari

Mr. Biglari used a proxy contest to gain control of Steak ‘n Shake without paying a change-of-control premium, and he has made clear in his own SEC filings that he seeks to take control positions in the companies in which Biglari Holdings invests.

His track record presents serious concerns, and we are convinced that he would not be a constructive addition to our Board. In fact, we fear the opposite – that he would be detrimental to our Board. When he has joined corporate boards in the past, most other directors have left. We also believe he has a business and legal conflict of interest as CEO of a restaurant company that in our view competes with Cracker Barrel. At his own company, Biglari Holdings, he has engaged in what we view as poor corporate governance and self-interested transactions.

Mr. Biglari has used his experience at Steak ‘n Shake to support his candidacy, but we agree with ISS’s conclusion that “the primary consideration [for Board membership] ought not to be what the dissident nominee achieved at Steak ‘n Shake, which was a broken company on a downward trend when he gained a board seat.” We are certainly not a broken Company.

We remain open to new ideas and to having new members on our Board. We have added three new independent Board members in the past six months, and will be reconstituting our Nominating and Governance Committee with two new independent directors, including a new Chairman, effective as of the date of our Annual Meeting. In fact, we even offered Mr. Biglari the opportunity in August to name two additional independent directors – but he declined.

Amendment to the Trigger Threshold of Our Shareholder Rights Plan

We are also asking that you vote in favor of our shareholder-friendly rights plan – we believe it’s critical because it helps ensure that neither Sardar Biglari nor anyone else can take over Cracker Barrel without paying a change-of-control premium to all shareholders. That’s what Mr. Biglari did at Steak ‘n Shake, and we believe it is important that you limit his ability to do the same thing at Cracker Barrel. ISS concluded that our rights plan “contains some reasonable features that protect shareholders from entrenchment risk.” However, ISS objected to the 10% threshold that it believed “may deter legitimate investment by shareholders that do not intend to undertake an opportunistic, hostile takeover attempt” and, therefore, recommended a vote against.

Some of our large shareholders have also expressed concern about the 10% threshold in our rights plan. They have told us that this threshold may discourage added investment in our Company by passive institutional shareholders who are not attempting to take control positions. We have listened, and in an effort to be responsive to these concerns, your Board has amended the rights plan to allow passive institutional shareholders to acquire up to 20% of our outstanding shares without triggering the rights plan.

- MORE -

Cracker Barrel Letter to Shareholders Asks for Vote at Annual Meeting in Support of Business Progress and Momentum

December 12, 2011

We have enclosed with this letter a supplement to our proxy statement, which includes for your review a further discussion of the rights plan amendment, including a copy of the amendment.

We ask that you vote FOR our newly amended rights plan.

Your Vote is Crucial

I want to thank you for taking the time to understand these important issues. We very much appreciate the support we have received from ISS and Egan-Jones, but we also recognize that our shareholders will be making their own decisions based on a variety of issues, opinions, and investment theses.

Your vote is crucial. I strongly urge you to vote FOR ALL of the Cracker Barrel nominees to the Board, and to vote FOR our newly amended, shareholder-friendly rights plan, using the WHITE proxy card.

Sincerely,

/s/ Sandra B. Cochran
Sandra B. Cochran
President and Chief Executive Officer

About Cracker Barrel

Cracker Barrel Old Country Store restaurants provide a friendly home-away-from-home in their old country stores and restaurants. Guests are cared for like family while relaxing and enjoying real home-style food and shopping that’s surprisingly unique, genuinely fun and reminiscent of America’s country heritage…all at a fair price. The restaurant serves up delicious, home-style country food such as meatloaf and homemade chicken n’ dumplins as well as its signature biscuits using an old family recipe. The authentic old country retail store is fun to shop and offers unique gifts and self-indulgences.

Headquartered in Lebanon, Tennessee, Cracker Barrel Old Country Store, Inc. (Nasdaq: CBRL) was established in 1969 and operates 608 company-owned locations in 42 states. Every Cracker Barrel unit is open seven days a week with hours Sunday through Thursday, 6 a.m. — 10 p.m., and Friday and Saturday, 6 a.m. - 11 p.m. For more information, visit: crackerbarrel.com.

- MORE -

Cracker Barrel Letter to Shareholders Asks for Vote at Annual Meeting in Support of Business Progress and Momentum

December 12, 2011

Important Additional Information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2011 Annual Meeting. On November 8, 2011, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Annex A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.

#    #    #

The following is a letter sent to shareholders of Cracker Barrel Old Country Store, Inc. in a mailing commenced on December 12, 2011:

December 12, 2011

Dear Cracker Barrel Shareholders:

As the December 20th Cracker Barrel Annual Meeting approaches, you are faced with an important decision that we believe will affect the future of your Company – and the value of your investment. I am asking you to vote today, on the WHITE proxy card, to elect all of the Company’s nominees to the Board of Directors.

In recent weeks, I have met with many of you, and I appreciate the time and support you have given us. We continue to focus on our six strategic initiatives, which we believe will continue to translate into tangible results through improved financial performance – despite the unstable economic environment. As management and directors, we are excited about these results and about the new energy and excellent teamwork exhibited by our recent additions to management and the Board. In these tough economic times, we believe it is critical to stay focused on our strategic initiatives, and allow our cohesive, revitalized Board to continue our progress and our history of delivering superior long-term shareholder returns.

Proxy Advisory Firms’ Recommendations

We are also very pleased to report that both Institutional Shareholder Services and Egan-Jones Proxy Services last week recognized our performance and progress and have recommended that shareholders vote FOR all of those nominated by the Company to the Board, and NOT elect Sardar Biglari.

In its report, ISS said, “In aggregate, the company’s key performance trends, careful executive succession process, and current board renewal efforts strongly suggest that the dissident’s arguments are poorly founded, and that there is not a compelling need for shareholders to effect board change at this time. Shareholders should vote FOR the management slate of nominees on the WHITE card.”1

In addition, ISS made the following compelling points:

•

“Corporate operating margin and operating income have improved in the past two fiscal years; revenue has grown without degrading gross margin through pricing incentives; SG&A has actually fallen as a percentage of revenue….”

•	“Return on invested capital, as one primary measure of the wisdom of the board’s capital allocation decisions, is substantially higher than peer mean or median.”

[1]	Permission to use quotes from the ISS report was neither sought nor obtained.

•

“...[I]t is particularly meaningful that the company has spent the past two years implementing a thoughtful executive succession plan which introduced a new CEO and CFO with significant prior experience in those roles at other companies, and which gave the incoming CEO – who was new to the industry – two years’ experience in the key operating positions of CFO and COO before electing her to the top executive role in September. This was neither a kneejerk reaction to the dissident’s campaign nor a belated recognition that someone had been asleep at the wheel; it was a two-year process which coincided with the beginning of the company’s recovery on key operating metrics, and which shareholders should reasonably expect to produce stronger performance in the near as well as the long term.”

Since we launched our six strategic initiatives, we have reported sequential year-over-year improvements in comparable restaurant and retail sales every month. During that time, our shares have gained 24.8 percent, compared to only a 10.5 percent increase for the S&P 600 Restaurant Index. On Thanksgiving Day, we had the highest restaurant sales of any day in our Company’s history.

We believe that Cracker Barrel is on the right track.

Allow Us To Continue Our Progress by Rejecting Biglari

Mr. Biglari used a proxy contest to gain control of Steak ‘n Shake without paying a change-of-control premium, and he has made clear in his own SEC filings that he seeks to take control positions in the companies in which Biglari Holdings invests.

His track record presents serious concerns, and we are convinced that he would not be a constructive addition to our Board. In fact, we fear the opposite – that he would be detrimental to our Board. When he has joined corporate boards in the past, most other directors have left. We also believe he has a business and legal conflict of interest as CEO of a restaurant company that in our view competes with Cracker Barrel. At his own company, Biglari Holdings, he has engaged in what we view as poor corporate governance and self-interested transactions.

Mr. Biglari has used his experience at Steak ‘n Shake to support his candidacy, but we agree with ISS’s conclusion that “the primary consideration [for Board membership] ought not to be what the dissident nominee achieved at Steak ‘n Shake, which was a broken company on a downward trend when he gained a board seat.” We are certainly not a broken Company.

We remain open to new ideas and to having new members on our Board. We have added three new independent Board members in the past six months, and will be reconstituting our Nominating and Governance Committee with two new independent directors, including a new Chairman, effective as of the date of our Annual Meeting. In fact, we even offered Mr. Biglari the opportunity in August to name two additional independent directors – but he declined.

Amendment to the Trigger Threshold of Our Shareholder Rights Plan

We are also asking that you vote in favor of our shareholder-friendly rights plan – we believe it’s critical because it helps ensure that neither Sardar Biglari nor anyone else can take over Cracker Barrel without paying a change-of-control premium to all shareholders. That’s what Mr. Biglari did at Steak ‘n Shake, and we believe it is important that you limit his ability to do the same thing at Cracker Barrel. ISS concluded that our rights plan “contains some reasonable features that protect shareholders from entrenchment risk.” However, ISS objected to the 10% threshold that it believed “may deter legitimate investment by shareholders that do not intend to undertake an opportunistic, hostile takeover attempt” and, therefore, recommended a vote against.

Some of our large shareholders have also expressed concern about the 10% threshold in our rights plan. They have told us that this threshold may discourage added investment in our Company by passive institutional shareholders who are not attempting to take control positions. We have listened, and in an effort to be responsive to these concerns, your Board has amended the rights plan to allow passive institutional shareholders to acquire up to 20% of our outstanding shares without triggering the rights plan.

We have enclosed with this letter a supplement to our proxy statement, which includes for your review a further discussion of the rights plan amendment, including a copy of the amendment.

We ask that you vote FOR our newly amended rights plan.

Your Vote is Crucial

I want to thank you for taking the time to understand these important issues. We very much appreciate the support we have received from ISS and Egan-Jones, but we also recognize that our shareholders will be making their own decisions based on a variety of issues, opinions, and investment theses.

Your vote is crucial. I strongly urge you to vote FOR ALL of the Cracker Barrel nominees to the Board, and to vote FOR our newly amended, shareholder-friendly rights plan, using the WHITE proxy card.

Sincerely,

Sandra B. Cochran

President and Chief Executive Officer

About Cracker Barrel

Cracker Barrel Old Country Store restaurants provide a friendly home-away-from-home in their old country stores and restaurants. Guests are cared for like family while relaxing and enjoying real home-style food and shopping that’s surprisingly unique, genuinely fun and reminiscent of America’s country heritage…all at a fair price. The restaurant serves up delicious, home-style country food such as meatloaf and homemade chicken n’ dumplins as well as its signature biscuits using an old family recipe. The authentic old country retail store is fun to shop and offers unique gifts and self-indulgences.

Headquartered in Lebanon, Tennessee, Cracker Barrel Old Country Store, Inc. (Nasdaq: CBRL) was established in 1969 and operates 608 company-owned locations in 42 states. Every Cracker Barrel unit is open seven days a week with hours Sunday through Thursday, 6 a.m. – 10 p.m., and Friday and Saturday, 6 a.m. — 11 p.m. For more information, visit: crackerbarrel.com.

Important Additional Information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2011 Annual Meeting. On November 8, 2011, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Annex A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.

If you have any questions, require assistance with voting your WHITE proxy card,

or need additional copies of the proxy materials, please contact:

105 Madison Avenue

New York, NY 10016

cbrlproxy@mackenziepartners.com

(212) 929-5500 (Call Collect)

Or

TOLL-FREE (800) 322-2885

Cracker Barrel Old Country Store, Inc. used the following new presentation slides in meetings with investors beginning on December 12, 2011.

Shareholder friendly provisions:
– Rights plan would not be triggered by acquisitions pursuant to all-cash, fully financed tender offers that remain open for a minimum of 60 business days
(“qualifying offers”)
– Rights plan is focused on creeping acquisitions above 10% and would not deter a non-coercive cash offer for all shares
– 20% triggering threshold for passive institutional shareholders
– Rights expire if shareholders do not approve rights plan at December 2011 annual meeting
– If shareholders approve, rights would expire in September 2014
Shareholder-Friendly Rights Plan Keeps
Biglari From Creeping Control
44
“In fulfilling that objective, we will require favorable investment opportunities, preferably controlling interests in businesses with diverse operating and financial traits.”
“We are control investors…”
Adopted in response to Biglari Holdings’ clearance under the Hart-Scott-
Rodino Act to acquire up to 49.99% of the Company’s common stock
Biglari’s Argument that the Rights Plan Was Not Necessary Is
Belied by His Own Words in
Biglari Holdings’ 2010 Letter From The Chairman:

• Shareholder
ratification:
Less than 3
months following adoption
45
Cracker Barrel Rights Plan ISS Recommended Attributes
*
Cracker Barrel Rights Plan Compares
Favorably to ISS Recommended Attributes
• Shareholder Ratification: Within 12 months
of adoption
• Mandatory redemption: Automatic
redemption within 3 months of a qualifying
offer
• Term: 3 years if approved by shareholders
• Shareholder redemption: If board refuses
to redeem 3 months after announcement of a
qualifying offer, 10% of shareholders may call
special meeting to approve redemption or act
by written consent
• Threshold: 10% (same threshold as
Tennessee Business Combination Act that
precludes mergers for 5 years); 20% for
passive institutional investors
• Rationale: Deter creeping acquisition of
control without premium by investor with
history of doing so.
• Term: No more than 3 years if approved by
shareholders
• Threshold: Generally 20%, but 4.9% for NOL
rights plans
• Rationale: Should be thoroughly explained
*As set forth in ISS 2011 U.S. Proxy Voting Guidelines Summary
• Limitations on Future Redemptions: no
dead-hand, slow-hand or similar features
• Limitations on Future Redemptions: No
dead-hand, slow-hand or similar features

Why a 10% Rights Plan Threshold?
46
• The 10% threshold is narrowly targeted at a party seeking to make a creeping acquisition of control without paying a premium – it does not interfere with takeover bids or with passive institutional investors holding under 20%
– Biglari has a history of making a creeping acquisition of control at Steak n Shake
– Cracker Barrel has a strong governance profile that would not deter a takeover bid:
• No staggered board
• 20% of shareholders can call special meetings
• Mergers / business combinations may be approved by a simple majority vote
– Under the Tennessee Business Combination Act, any bidder who wants to leave open possibility of a merger at appropriate change-of-control premium would not cross 10%
whether or not company had a 10% rights plan, due to five-year statutory bar
• The qualifying offer provision reinforces the narrowness of the rights plan:
– All cash, fully-financed tender offers open for 60 business days could be immediately consummated – even more "chewable" than ISS guidelines would recommend (i.e., no additional 10% special meeting requirement that would further delay consummation)
Bottom
line:
A 10% threshold is the right threshold for Cracker Barrel. We believe it is not in the best interests of Cracker Barrel or its shareholders to have Biglari on the
Board, and that it is in the best interests of Cracker Barrel and its shareholders to approve a short-term rights plan that deters Biglari from a creeping acquisition of 19.9% (or 49.9%)
that could put him in an even stronger position to take control of the Board next year.

Investor Contact:	Lawrence E. Hyatt, Senior Vice President and Chief Financial Officer
(615) 235-4432
Mark Harnett, MacKenzie Partners, Inc.
(212) 929-5877

Media Contact:	Julie K. Davis, Senior Director, Corporate Communications
(615) 443-9266
Ruth Pachman, Kekst and Company
(212) 521-4891

CRACKER BARREL STATEMENT DISAGREEING WITH GLASS LEWIS REPORT

LEBANON, Tenn. (December 12, 2011) — Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) (Nasdaq: CBRL) said today that the Company strongly disagrees with the recommendations of Glass Lewis regarding the election of directors to the Cracker Barrel Old Country Store Board at the Annual Meeting of Shareholders to be held on December 20, 2011.

Sandra B. Cochran, president and chief executive officer, said: “We believe the Glass Lewis report fails to recognize the Company’s significant recent financial performance and business momentum, and fails to appreciate Mr. Biglari’s significant conflicts, poor governance record and potential hidden agenda. It also fails to understand that, as we have amply demonstrated, the positive changes in the Company’s board and management were underway well before Mr. Biglari showed up. Nothing in the Glass Lewis report changes in any way our strong belief and the express recommendation of ISS that it would not be in the interest of the Company or our shareholders to add Mr. Biglari to the Board.

“We continue to urge shareholders to vote the WHITE proxy card to elect the Company’s nominees to the Board.”

About Cracker Barrel

Cracker Barrel Old Country Store restaurants provide a friendly home-away-from-home in their old country stores and restaurants. Guests are cared for like family while relaxing and enjoying real home-style food and shopping that’s surprisingly unique, genuinely fun and reminiscent of America’s country heritage … all at a fair price. The restaurant serves up delicious, home-style country food such as meatloaf and homemade chicken n’ dumplins as well as its signature biscuits using an old family recipe. The authentic old country retail store is fun to shop and offers unique gifts and self-indulgences.

- MORE -

Cracker Barrel Statement Disagreeing With Glass Lewis Report

December 12, 2011

Headquartered in Lebanon, Tennessee, Cracker Barrel Old Country Store, Inc. (Nasdaq: CBRL) was established in 1969 and operates 608 company-owned locations in 42 states. Every Cracker Barrel unit is open seven days a week with hours Sunday through Thursday, 6 a.m. — 10 p.m., and Friday and Saturday, 6 a.m. — 11 p.m. For more information, visit: crackerbarrel.com.

Important Additional Information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2011 Annual Meeting. On November 8, 2011, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Annex A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.

#        #        #

Set forth below is the text of a voicemail delivered by Michael A. Woodhouse, Executive Chairman of the Board of Directors of Cracker Barrel Old Country Store, Inc. (the “Company”), to field management and home office employees of the Company. The voicemail was distributed after 12:30 p.m. Central Time on December 12, 2011.

Michael A. Woodhouse Voicemail

Hello, everyone. We’re entering the final stages of the proxy fight we’ve had to engage in with Sardar Biglari. Today, we at Cracker Barrel sent our latest letter to our shareholders … and Biglari Holdings also put out a release. Theirs is actually a re-release … of a letter they sent this past Friday. We see Biglari’s latest message as responsive and defensive, and don’t see any new information of substance in it.

Our message urges shareholders to vote the WHITE proxy card, reminds them about our positive recommendation from Institutional Shareholder Services last week supporting our Board nominees, and also informs about another positive recommendation Cracker Barrel has received, this one from Egan-Jones Proxy Services. We know that our shareholders will, of course, make up their own minds on how to vote, but we are very pleased to receive this significant support from two influential proxy advisory services.

We’ve also let our institutional shareholders know in today’s letter that we’ve been listening to their concerns as Sandy Cochran, Larry Hyatt and I have been meeting with them over the past few weeks.

During these meetings, some of our large shareholders have expressed concern about the 10% threshold in our shareholder-friendly rights plan. That’s the plan our board of directors adopted to prevent anyone from taking over the company without paying an appropriate premium to existing shareholders, a so-called “creeping acquisition.”

Some of our large shareholders have told us that this threshold may discourage added investment in our Company by passive institutional shareholders who are not attempting to take control positions. Well, we’ve listened, and in an effort to be responsive to these concerns, our Board has amended the rights plan to allow passive institutional shareholders to acquire up to 20% of our outstanding shares without triggering the rights plan. We see this as a positive move and shareholder-friendly.

One more note on today’s happenings: Biglari issued a second news release late this morning announcing that the proxy advisory firm Glass, Lewis … supports his board candidacy. So Cracker Barrel has countered that with another release, pointing out that we believe the Glass-Lewis report fails to recognize the Company’s significant recent financial performance and business momentum, and fails to appreciate Mr. Biglari’s significant conflicts, poor governance record and potential hidden agenda. It also fails to understand that, as we have amply demonstrated, the positive changes in the Company’s board and management were underway well before Mr. Biglari showed up.

Nothing in the Glass-Lewis report changes in any way our strong belief and the express recommendation of Institutional Shareholder Services, that it would not be in the interest of the Company or our shareholders to add Mr. Biglari to the Board.

So, as we engage in the final stages of Mr. Biglari’s proxy fight, I want to thank you for your part in all this — staying focused on your work so we continue to demonstrate that Cracker Barrel is a strong, well-run company delivering measurable positive results.

It’s also worth noting that we still may see more attacks on the company and on me, specifically. Again, I urge you to stay focused on what’s important — delivering results!

Sandy, Larry, and I expect to be on the road again this week, meeting with institutional shareholders, going over our updated presentation on the progress and successes the Company’s had to date and on why we believe Sardar Biglari is wrong for Cracker Barrel. I appreciate all you are doing to stay focused on the business and not be distracted.

I’ll be in touch again soon.

Set forth below is an e-mail delivered by Michael A. Woodhouse, Executive Chairman of the Board of Directors of Cracker Barrel Old Country Store, Inc. (the “Company”), to field management employees of the Company. The e-mail was sent after 12:30 p.m. Central Time on December 12, 2011.

From:	Operations Administration
Sent:	December 12, 2011
To:	All Field Management
Subject:	Today’s Proxy Fight Information

From Mike Woodhouse

We are entering the final stages of the proxy fight we have had to engage in with Sardar Biglari. Today, we at Cracker Barrel sent our latest letter to our shareholders, and Biglari Holdings also put out a release. Theirs is actually a re-release of a letter they sent this past Friday. We see Biglari’s latest message as responsive and defensive, and don’t see any new information of substance in it.

Our message urges shareholders to vote the WHITE proxy card, reminds them about our positive recommendation from Institutional Shareholder Services last week supporting our Board nominees, and also informs about another positive recommendation Cracker Barrel has received, this one from Egan-Jones Proxy Services. We know that our shareholders will, of course, make up their own minds on how to vote, but we are very pleased to receive this significant support from two influential proxy advisory services.

We’ve also let our institutional shareholders know in today’s letter that we’ve been listening to their concerns as Sandy Cochran, Larry Hyatt and I have been meeting with them over the past few weeks.

During these meetings, some of our large shareholders have expressed concern about the 10% threshold in our shareholder-friendly rights plan. That’s the plan our board of directors adopted to prevent anyone from taking over the company without paying an appropriate premium to existing shareholders, a so-called “creeping acquisition.”

Some of our large shareholders have told us that this threshold may discourage added investment in our Company by passive institutional shareholders who are not attempting to take control positions. We understand what they are saying and, in an effort to be responsive to these concerns, our Board has amended the rights plan to allow passive institutional shareholders to acquire up to 20% of our outstanding shares without triggering the rights plan. We see this as a positive move and shareholder-friendly.

One more note on today’s happenings: Biglari issued a second news release late this morning announcing that the proxy advisory firm Glass, Lewis, supports his board candidacy. So Cracker Barrel has countered that with another release, pointing out that we believe the Glass-Lewis report fails to recognize the Company’s significant recent financial performance and business momentum, and fails to appreciate Mr. Biglari’s significant conflicts, poor governance record and potential hidden agenda. It also fails to understand that, as we have amply demonstrated, the positive changes in the Company’s board and management were underway well before Mr. Biglari showed up.

Nothing in the Glass-Lewis report changes in any way our strong belief and the express recommendation of Institutional Shareholder Services, that it would not be in the interest of the Company or our shareholders to add Mr. Biglari to the Board.

So, as we engage in the final stages of Mr. Biglari’s proxy fight, I want to thank you for your part in all this — staying focused on your work so we continue to demonstrate that Cracker Barrel is a strong, well-run company delivering measurable positive results.

It’s also worth noting that we still may see more attacks on the company and on me, specifically. Again, I urge you to stay focused on what’s important — delivering results!

Sandy, Larry, and I expect to be on the road again this week, meeting with institutional shareholders, going over our updated presentation on the progress and successes the Company’s had to date and on why we believe Sardar Biglari is wrong for Cracker Barrel. I appreciate all you are doing to stay focused on the business and not be distracted.

I’ll be in touch again soon.

Important additional information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2011 Annual Meeting. On November 8, 2011, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Annex A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.

Set forth below is an e-mail delivered by Michael A. Woodhouse, Executive Chairman of the Board of Directors of Cracker Barrel Old Country Store, Inc. (the “Company”), to home office employees of the Company. The e-mail was sent after 12:30 p.m. Central Time on December 12, 2011.

From:	Home Office News
Sent:	December 12, 2011
To:	Home Office Users
Subject:	Today’s Proxy Fight Information

From Mike Woodhouse

We are entering the final stages of the proxy fight we have had to engage in with Sardar Biglari. Today, we at Cracker Barrel sent our latest letter to our shareholders, and Biglari Holdings also put out a release. Theirs is actually a re-release of a letter they sent this past Friday. We see Biglari’s latest message as responsive and defensive, and don’t see any new information of substance in it.

Our message urges shareholders to vote the WHITE proxy card, reminds them about our positive recommendation from Institutional Shareholder Services last week supporting our Board nominees, and also informs about another positive recommendation Cracker Barrel has received, this one from Egan-Jones Proxy Services. We know that our shareholders will, of course, make up their own minds on how to vote, but we are very pleased to receive this significant support from two influential proxy advisory services.

Here’s a link to our Letter to Shareholders, issued today:

http://files.shareholder.com/downloads/CBRL/1296956349x0x527898/42353D90-E043-4DED-9DA3-7A971F8967C4/CBRL_News_2011_12_12_Financial.pdf

We’ve also let our institutional shareholders know in today’s letter that we’ve been listening to their concerns as Sandy Cochran, Larry Hyatt and I have been meeting with them over the past few weeks.

During these meetings, some of our large shareholders have expressed concern about the 10% threshold in our shareholder-friendly rights plan. That’s the plan our board of directors adopted to prevent anyone from taking over the company without paying an appropriate premium to existing shareholders, a so-called “creeping acquisition.”

Some of our large shareholders have told us that this threshold may discourage added investment in our Company by passive institutional shareholders who are not attempting to take control positions. We understand what they are saying and, in an effort to be responsive to these concerns, our Board has amended the rights plan to allow passive institutional shareholders to acquire up to 20% of our outstanding shares without triggering the rights plan. We see this as a positive move and shareholder-friendly.

One more note on today’s happenings: Biglari issued a second news release late this morning announcing that the proxy advisory firm Glass, Lewis, supports his board candidacy. So Cracker Barrel has countered that with another release, pointing out that we believe the Glass-Lewis report fails to recognize the Company’s significant recent financial performance and business momentum, and fails to appreciate Mr. Biglari’s significant conflicts, poor governance record and potential hidden agenda. It also fails to understand that, as we have amply demonstrated, the positive changes in the Company’s board and management were underway well before Mr. Biglari showed up.

Nothing in the Glass-Lewis report changes in any way our strong belief and the express recommendation of Institutional Shareholder Services, that it would not be in the interest of the Company or our shareholders to add Mr. Biglari to the Board. Here’s a link to our news release about this: http://investor.crackerbarrel.com/releasedetail.cfm?ReleaseID=632542.

So, as we engage in the final stages of Mr. Biglari’s proxy fight, I want to thank you for your part in all this — staying focused on your work so we continue to demonstrate that Cracker Barrel is a strong, well-run company delivering measurable positive results.

It’s also worth noting that we still may see more attacks on the company and on me, specifically. Again, I urge you to stay focused on what’s important – delivering results!

Sandy, Larry, and I expect to be on the road again this week, meeting with institutional shareholders, going over our updated presentation on the progress and successes the Company’s had to date and on why we believe Sardar Biglari is wrong for Cracker Barrel. I appreciate all you are doing to stay focused on the business and not be distracted.

I’ll be in touch again soon.

Important additional information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2011 Annual Meeting. On November 8, 2011, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Annex A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.